UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 23, 2024, Inpixon filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on February 21, 2024, Inpixon completed the disposition of assets and liabilities primarily relating to its Saves, Shoom and Game Your Game business, including 100% of the equity interests of Inpixon India, Grafiti GmbH (previously Inpixon Gmbh) and Game Your Game, Inc., which were held by Inpixon’s wholly-owned subsidiary Grafiti LLC, pursuant to an equity purchase agreement, dated as of February 16, 2024 by and among Inpixon, Grafiti LLC and Grafiti Group LLC (the “Disposition”), as part of the Solutions Divestiture described in the Original Form 8-K. Additionally, another aspect of the Solutions Divestiture involved Inpixon’s distribution of common shares of Grafiti Holding Inc., a subsidiary of Inpixon that holds Inpixon Ltd., a United Kingdom (“UK”) limited company operating Inpixon’s SAVES line of business in the UK, to a liquidating trust in connection with the spin-off of common shares of Grafiti Holding Inc. to Inpixon’s stockholders and other entitled security holders as of the record date, as described in a Current Report on Form 8-K filed by Inpixon on January 3, 2024.

This Current Report on Form 8-K/A amends the Original Form 8-K to include the pro forma financial information reflecting the Solutions Divestiture (including the Disposition) required by Item 9.01(b) of Form 8-K that was excluded from the Original Form 8-K. The disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements reflecting the Solutions Divestiture (including the Disposition) as of September 30, 2023 and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial statements of Inpixon.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: February 27, 2024	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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